Release Date:	March 10, 2026
IMMEDIATE

Moog Inc. Announces Pricing of Senior Notes

East Aurora, NY – Moog Inc. (NYSE: MOG.A and MOG.B), a worldwide designer, manufacturer and systems integrator of high-performance precision motion and fluid controls and control systems, announced today it has priced its offering of $500 million in aggregate principal amount of its 5.500% senior notes due 2034 (the “Notes”). Moog intends to use the net proceeds from the offering, together with cash on hand, to redeem all $500 million aggregate principal amount outstanding of its 4.250% Senior Notes due 2027 (the “2027 Notes”), including any accrued and unpaid interest thereon. This press release does not form part of or constitute a notice of redemption with respect to the 2027 Notes. The offering is expected to close on March 24, 2026, subject to the satisfaction of customary closing conditions.

The Notes have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. The Notes will be offered only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act and to non-U.S. persons in offshore transactions pursuant to Regulation S under the Securities Act.

This press release does not constitute an offer to sell, or the solicitation of any offer to buy, the Notes, nor shall there be any sale of the Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification of the Notes under the securities laws of that jurisdiction.

About Moog Inc.
Moog is a worldwide designer, manufacturer, and systems integrator of high-performance precision motion and fluid controls and control systems. Moog’s high-performance systems control military and commercial aircraft, satellites, and space vehicles, launch vehicles, defense systems, missiles, automated industrial machinery, marine, and medical equipment.

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Cautionary Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, which can be identified by words such as: “may,” “will,” “should,” “believes,” “expects,” “expected,” “intends,” “plans,” “projects,” “approximate,” “estimates,” “predicts,” “potential,” “outlook,” “forecast,” “anticipates,” “presume,” “assume” and other words and terms of similar meaning (including their negative counterparts or other various or comparable terminology). These forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995, are neither historical facts nor guarantees of future performance and are subject to several factors, risks and uncertainties, the impact or occurrence of which could cause actual results to differ materially from the expected results described in the forward-looking statements. This includes but is not limited to, the Company’s expectations and ability to consummate the Company's proposed senior notes offering and the intended use of proceeds from such offering.

Although it is not possible to create a comprehensive list of all factors that may cause our actual results to differ from the results expressed or implied by our forward-looking statements or that may affect our future results, some of these factors and other risks and uncertainties are described in Item 1A “Risk Factors” of our Annual Report on Form 10-K and in our other periodic filings with the Securities and Exchange Commission (“SEC”) and include, but are not limited to, risks relating to: (i) our operation in highly competitive markets with competitors who may have greater resources than we possess; (ii) our operation in cyclical markets that are sensitive to domestic and foreign economic conditions and events; (iii) our heavy dependence on government contracts that may not be fully funded or may be terminated; (iv) supply chain constraints and inflationary impacts on prices for raw materials and components used in our products; (v) failure of our subcontractors or suppliers to perform their contractual obligations; and (vi) our accounting estimations for over-time contracts and any changes we need to make thereto. New factors, risks and uncertainties may emerge from time to time that may affect the forward-looking statements made herein. You should evaluate all forward-looking statements made in this press release in the context of these risks and uncertainties.

While we believe we have identified and discussed in our SEC filings the material risks affecting our business, there may be additional factors, risks and uncertainties not currently known to us or that we currently consider immaterial that may affect the forward-looking statements we make herein. Given these factors, risks and uncertainties, investors should not place undue reliance on forward-looking statements as predictive of future results. Any forward-looking statement speaks only as of the date on which it is made, and we disclaim any obligation to update any forward-looking statement made in this press release, except as required by applicable law.

Contact: Aaron Astrachan
716.687.4225
Shaping the way our world moves ™